Exhibit 99.1

 Belapectin for MASH Cirrhosis and Portal Hypertension  June 2025

Today's Agenda

01	**Moderator**	Michael Cozart, LifeSci Consulting
02	**Galectin Company Introduction**	Joel Lewis (CEO & President)
03	**Belapectin as Galectin-3 Inhibitor for MASH cirrhosis & Portal Hypertension**	Khurram Jamil, M.D. (CMO)
04	**Unmet Need & Patient Landscape**	Naga Chalasani, M.D.
05	**Clinical Results – NAVIGATE Trial design & Results**	Naim Alkhouri & Naga Chalasani
06	**Closing Remarks**	Joel Lewis (CEO & President)

Galectin Therapeutics
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 Company introduction  Joel Lewis  CEO & President

 Belapectin as Galectin-3 Inhibitor for MASH cirrhosis & Portal Hypertension  Khurram Jamil, M.D.  Chief Medical Officer

 5  Belapectin for MASH Cirrhosis and Portal Hypertension  Galectin-3, a β-galactoside-binding lectin, is upregulated in fibrosis and promotes fibroblast activation1  Belapectin a galectin-3 inhibitor reduced galectin-3 expression and fibrogenic activity in pre-clinical studies2,3,4  In a phase 2b trial(GT-026), Belapectin 2 mg dose significantly improved portal pressure (HVPG) and reduced the incidence of esophageal varices in patients without baseline varices at 52 week5  Currently no FDA approved therapies exist to reverse fibrosis in MASH cirrhosis  Compensated MASH cirrhosis with portal hypertension remains a high-risk and under served population with significant unmet need.

 Belapectin Preclinical Data:  In animal models of MASH (streptozotocin High-Fat Diet mice1) and cirrhosis (thioacetamide treated rats2) belapectin was associated with decreased:  Galectin-3 staining and galectin-3 expression in macrophages  NAFLD Activity Scores  Collagen-1 expression  Hepatic collagen deposition  Hepatic fibrosis   Portal pressure  In toxicology studies, including monkeys, belapectin:  Was well-tolerated even at high doses  Accumulated in macrophages with a residence time longer than in plasma  1. Traber PG, et al. PLoS One. 2013;8(12):e83481. 2. Traber PG, et al. PLoS One. 2013; ;8(10):e75361.  6  Belapectin: a Proprietary Galectin-3 Inhibitor with Low Toxicity and Anti-fibrotic Activity   Belapectin is a polysaccharide polymer comprising galacturonic acid, galactose, arabinose, rhamnose and smaller amounts of other sugars

 Unmet Need & Patient Landscape  Naga Chalasani, M.D.

MASH Cirrhosis Represents a Significant Market Opportunity in the U.S. with No FDA-Approved Treatment

Metabolic dysfunction-associated steatohepatitis (MASH), previously known as non-alcoholic steatohepatitis (NASH), is characterized by fat accumulation, inflammation and fibrosis of the liver[1]

3%-5% of the global population is estimated to be affected by MASH, though the disease is considered to be underdiagnosed[2]

There are genetic predisposition to MASH, yet certain health conditions put patients at increased risk:[3]

- Being overweight or obese
- Having hypertension, high cholesterol or high triglyceride levels
- Having type 2 diabetes, insulin resistance or prediabetes

Addressable market in the U.S.



100M
Americans have fatty liver disease (most don't know it)[1]
20M
Develop liver fibrosis[1]
Prevalence increased >2x in the past decade [4]
5M
Progress to MASH cirrhosis[1]
3.3M
MASH cirrhosis and portal hypertension[7]
Only curative treatment is liver transplant[1]
30% of those listed for liver transplant will die waiting[1]
~8.7K
Liver transplantations in the U.S.[5]
MASH cirrhosis is expected to become the most frequent reason for a liver transplant[6]

1. Fatty Liver Foundation. https://www.fattyliverfoundation.org/#gsc.tab=0. .2. Sherif ZA, et al. *Dig Dis Sci.* 2016;61(5):1214-25. 3. NIDDK. NAFLD and MASH. https://www.niddk.nih.gov/health-information/liver-disease/nafld-nash/symptoms-causes. 4. Datamonitor Healthcare. MASH Disease Analysis. 5. Scientific Registry of Transplant Recipients. OPTN/SRTR 2021 Annual Data Report: Liver. https://srtr.transplant.hrsa.gov/annual_reports/2021/Liver.aspx. 6. Stepanova M, et al. *Hepatol Commun.* 2022;6(7):1506-1515. 7. Zobair M. Younossi, et al, Prevalence and predictors of cirrhosis and portal hypertension in the United States, American Association for the Study of Liver Disease, DOI: 10.1097/HEP.0000000000001243.

Galectin Therapeutics

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When to Intervene in Cirrhosis- before its too late!

Compensated cirrhosis			Decompensated cirrhosis
No Portal Hypertension	Portal Hypertension		
No varices	No varices	Varices, small to large	Varices Bleeding, ascites, encephalopathy
			
	One year mortality 1-3%		One year mortality ~50%

≥6

≥10

There are no approved therapies to reverse portal hypertension once it develops in MASH Cirrhosis

Galectin Therapeutics

HPVG=hepatic venous pressure gradient.

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Current Treatment Paradigm

Madrigal's Rezdiffra recently approved for F2/3 patients; Limited late-stage options



NAFL/NASH
Fibrosis Stage: 0
NASH
Fibrosis Stage: 1/2
NASH
Fibrosis Stage: 3/4
Cirrhosis
Goal
Hepatic Lipid Reduction
Improved NASH
Regressed Fibrosis
Lifestyle Interventions ± co-morbidity management
Bariatric Surgery
Pharmacologic Therapy
Non selective beta-blockers, statisn
Non-Metabolic Disease Agents
Metabolic Disease Agents
Vitamin E
Pioglitazone
SGLT2 inhibitor
GLP-1RA Pemafibrate
Madrigal's THR-β agonist Rezdiffra
approved for F2/3 population
Screening for Varices and HCC
Liver Transplantation
Treatment Progression
Disease Progression

Lifestyle interventions are used to promote weight-loss, a key component to improve the histopathologic feature of this disease

Bariatric surgery is promising for patients who are unable to achieve sufficient weight loss at 6 months; histologic improvement has been observed post-operatively

Pharmacologic therapy Non-selective beta blockers (NSBB) and statins to manage portal hypertension.

Non-Metabolic disease agents: vitamin E may be used in patients without diabetes, data is mixed with potential safety concerns (e.g., increase in mortality); Pioglitazone has been shown to reduce the incidence of NAFLD in T2D/obese patients and improve fibrosis

Metabolic disease agents may be prescribed to NASH patients with diabetes, depending on physician preference

Screening is recommended every 6 mos. for ≥3 fibrosis or for those with non-invasive markers highly suggestive of advanced fibrosis

Liver transplant is typically considered when patients have developed cirrhosis, complications (e.g., ascites), or a MELD score ≥15. Transplant is currently the only option for advanced cirrhotic patients

Galectin Therapeutics

Sources: 1. Up to Date; 2. Zhang et al 2021; 3. Paternostro et al 2022; 4. Chalasani et al 2017; 5. Chalasani et al 2018; 6. Canbay et al 2016

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Belapectin is a Novel Therapy with First- and Best-in-Class Potential in MASH Cirrhosis

United States Estimates[1]

5M

Patients with compensated MASH cirrhosis in 2024

1.7M

Patients with compensated cirrhosis and portal hypertension with no varices in 2024

$18B

Peak belapectin sales in U.S.

3rd Party Market Opportunity Assessment Suggests[1]

Potential 35-70% Adoption Rate

Limited current treatment options:

- Cirrhotic management focuses on stabilization and delaying progression
- Management directed towards comorbidities

Highly favorable perception of belapectin indication, MoA and safety by HCPs

Payers believe in the high unmet need in MASH cirrhosis

A significant unmet need exists for MASH compensated cirrhosis patients with portal hypertension due to disease severity and risk of decompensation

Galectin Therapeutics

1. LifeSci Consulting Belapectin Commercial Opportunity Assessment contracted by the Company.

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 Phase 2b Study of Belapectin in Patients with MASH Cirrhosis: GT-026 Trial   HVPG = Hepatic Venous Pressure Gradient; LBM=lean body mass, N.S.=non significant.  *ITT with LOCF, ANCOVA with baseline as covariate and treatment as factors, Bonferroni-Holm.1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.  Subjects with no varices at baseline  p=0.02  p=0.44  Baseline   1 year  Baseline   1 year  Baseline   1 year  Belapectin Reduces Emergence of Varices in Patients with MASH Cirrhosis1,*   No patients on 2 mg/kg/LBM developed new varices

 Clinical Results – NAVIGATE Trial design & Results  Naim Alkhouri, M.D.  Naga Chalasani, M.D.

 14  NAVIGATE Trial Design  Placebo   n=119  Screen  Belapectin 2 mg/kg/LBM Q2W  n=119  78 Weeks   Belapectin 4 mg/kg/LBM Q2W  n=119  Randomize  (N=357 1:1:1)  Trial Design  Patient Population  MASH cirrhosis based on Liver Forum Recommended Criteria for Clinical Trials1  Diagnosis of Portal Hypertension as per Baveno VI criteria (via non-invasive markers)  No gastroesophageal varices by endoscopy at baseline  Assessment of Varices thru central adjudication of endoscopy videos by multiple blinded reviewers based on standardized protocol.

NAVIGATE Study: Patient Population and Efficacy Endpoints

Key inclusion criteria

MASH cirrhosis

No varices on EGD

CTP Scores <7

Evidence of Portal hypertension:

Platelet count <150,000/mm3. Or at least two of the following

I. AST/ALT > 1
II. Spleen ≥ 14 cm
III. Collaterals by imaging
IV. Stiffness ≥ 20 kPa

Primary endpoint

Composite primary end point in ITT population

Incidence of Varices in per protocol population (Completers)

Composite secondary endpoint

Hepatic decompensation events

All-cause mortality

Proportion of patients with large varices or red wale sign

Varices requiring treatment

MELD ≥ 15

Liver transplant

Galectin Therapeutics

ALT=alanine aminotransferase ; AST=aspartate transaminase; CTP=Child-Turcotte-Pugh; EGD=Esophagogastroduodenoscopy; MELD=model for end-stage liver disease.
*Intercurrent events include; Liver related clinical events, any AE leading to discontinuation, TIPS Trans-jugular intrahepatic portosystemic shunt; ≥12-month use of GLP-1 or NSBB
ITT- Intent to Treat

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 16  Key Populations for Assessment of Varices Outcome  ITT population- All randomized subjects minus two subjects who had varices at baseline;  Per- Protocol or completer population- All subjects who completed 18 month of therapy and had an EGD at baseline and 18 month  Subject were required to complete the study even after development of varices unless subject dropped out for other reasons  Composite Primary end point: Any subject who developed esophageal varices or had an intercurrent event or dropouts without an EGD/intercurrent event  Intercurrent events included;   Liver related clinical events,   AE leading to discontinuation  TIPS-Trans-jugular intrahepatic portosystemic shunt   ≥12-month use of GLP-1 or NSBB

 NAVIGATE Trial: Baseline Demographics   (N=355)     Placebo (N = 118)  Belapectin 2 mg (N = 119)  Belapectin 4 mg (N = 118)     Mean (Standard Deviation)  Mean (Standard Deviation)  Mean (Standard Deviation)  Age (years)  60.4 (8.50)  60.6 (8.82)  59.0 (9.14)  Gender (female), n  72 (61.0)  75 (63.0)  83 (70.3)  Ethnicity (Hispanic), n  34 (28.8)  39 (32.8)  33 (28.0)  Race (white), n  104 (88.1)  107 (89.9)  111 (94.1)  BMI (Kg/m2)  33.82 (6.46)  34.88 (6.68)  34.53 (6.22)  Hypertension  89 (75.4)  89 (74.8)  82 (69.5)  Type 2 Diabetes  80 (67.8)  79 (66.4)  79 (66.9)  HbA1C %  6.4 (1.27)  6.3 (1.13)  6.4 (1.09)  Alanine Aminotransferase (ALT), U/L  46.3 (29.92)  38.9 (26.88)  39.7 (20.22)  Aspartate Aminotransferase (AST), U/L  46.7 (23.52)  41.8 (24.40)  43.6 (21.90)  Platelets (per µL)  130.1 (39.66)  127.6 (48.39)  136.4 (53.62)  Liver Stiffness Measurement (kPa)  24.22 (12.17)  24.63 (13.54)  25.67 (13.19)  Spleen (cm)  13.79 (2.7)  13.97 (2.6)  13.87 (2.4)  Child Pugh Score   5.1 (0.29)  5.1 (0.31)    5.0 (0.18)  Statins (n)  49 (41.5)  55 (46.2)  47 (39.8)  GLP-1 agonist (n)  24 (20.3)  26 (21.8)  27 (22.9)  17

NAVIGATE 18-Month Primary Analyses Result – ITT Population


ITT Population
Placebo
Belapectin 2mg
Belapectin 4mg
Number of subjects with new varices
0
10
20
30
40
50
60
21 (17.8%)
12 (10.1%)
15 (12.7%)
26 (22.0%)
29 (24.4%)
30 (25.4%)
13 (11.0%)
8 (6.7%)
11 (9.3%)
56 (47.5%)
45 (37.8%)
51 (43.2%)
Subjects with new varices
Subjects with intercurrent events (ICE)
Subjects with no EOT EGD & no ICE
Total
n = 118 n = 119 n = 118
Composite Primary Endpoint, ITT (All Randomized)
p 0.139 p 0.552

Key points

- Intent to Treat (ITT) -All randomized subjects
- Primary end point composite strategy i.e. new varices and/or intercurrent events or drop out
- Intercurrent events (ICEs) include; Liver related clinical events, AE leading to discontinuation, TIPS; ≥12-month use of GLP-1 or NSBB
- Overall Target Significance level– 2-sided p value of 0.05; p: 0.048, using CMH test, stratified by Type 2 diabetes status at randomization.

Galectin Therapeutics

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NAVIGATE: Significantly Lower Incidence of Varices in Completers at 18 month  N = 97  N = 98  N = 95  n = 94   n =97   n = 96   p=0.04  p=0.13  Number of subjects  Subjects with new varices  Key points  NAVIGATE 18-month Primary Analyses Result; Per protocol population n= 287  Completer/Per Protocol: All ITT subjects who completed 18 months of treatment with an end of treatment (EOT) EDG  Overall Target Significance level – 2-sided p value of 0.05; using CMH test, stratified by Type 2 diabetes status at randomization.  19

 NAVIGATE: Improvement in LSM- Baseline to 18 months  Per-Protocol (Completers n: 269)  Liver Stiffness kPa mean change %   Placebo   (N=88)  2mg/kg LBM (N=94)  4mg/kg LBM (N=87)  Baseline LSM Value (kPA)            Mean (SD)  23.4 (11.46)  23.6 (13.19)  25.5 (11.84)   Median  22.4  21.5  23.4  18-month LSM Value (kPa)            Mean (SD)  22.7 (13.62)  20.7 (12.66)  22.4 (12.20)  Change from Baseline in LSM Value (kPa) @ 18 months            Mean (SD)  -0.7 (10.81)  -2.9 (11.50)  -3.1 (9.94)  % Change from Baseline @ 18 months LSM Value (kPa) *            Mean %  -3.1 (41.10)  -12.3 (38.73)  -12.1 (35.60)  Belapectin  20

 21  Significantly Fewer Subjects Showed Worsening in Liver Stiffness Measure - LSM (kPa)  Increase in LSM of >30% or >10 kpa from baseline; Per-Protocol (n = 269)  p 0.03  p 0.02

 22  Safety Summary  Discontinuation of the study due to Adverse Events was similar across 3 cohorts:  7 (5.9%) in the Pbo  5 (4.2%) in 2 mg/kg Belapectin  8 (6.7%) in 4 mg/kg Belapectin  One subject in each of the three cohorts discontinued the study due to death  No drug related SAE reported in the entire trial  No Adjudicated Drug-Induced Liver Injury (DILI) Events.  Adverse Events  Treatment-Emergent Adverse Events (TEAEs)  Treatment-Emergent Serious Adverse Events (TESAEs)  Similar proportion of subjects reported Treatment-Emergent Adverse Events TEAEs across 3 cohorts:  112 (94.9%) in Pbo  116 (97.5%) in 2 mg/kg Belapectin   116 (96.7%) in 4 mg/kg Belapectin  Similar proportion of subjects reported Treatment-Emergent Serious Adverse Events (TESAEs) across 3 cohorts:  23 (19.5%) in Pbo  27 (22.7%) in 2 mg/kg Belapectin   25 (20.8%) in 4 mg/kg Belapectin

 23  Incidence of New Varices was Significantly Lower in Patients in the U.S.   n=13/62  n=4/60  n=8/64  n=8/32  n=7/37  n=5/ 32  p=0.02  p=0.54  p=0.35  NAVIGATE 18-month; Per protocol population (n=287)  p=0.2

 Use of GLP-1 and Statin was Higher in Patients in the U.S.  24        Treatment Group  Placebo  Belapectin 2mg/kg LBM  Belapectin 4mg/kg LBM  Total  U.S.     (N=62)  (N=60)  (N=64)  (N=186)  Concomitant Use of GLP-1 n (%)  28 (45.2%)  22 (36.7%)  18 (28.1%)  68 (36.6%)  Concomitant Use of NSBBs n (%)  5 (7.9%)  3 (5.0%)  3 (4.6%)  11 (5.9%)  Concomitant Use of Statins n (%)  34 (54.8%)  31 (51.7%)  26 (40.6%)  93 (48.9%)  Concomitant Use of ACE Inhibitors n (%)  15 (23.8%)  17 (28.3%)  18 (27.7%)  50 (26.6%)  EX-U.S.     (N=32)  (N=37)  (N=32)  (N=101)  Concomitant Use of GLP-1 n (%)  5 (15.6%)  8 (21.6%)  12 (37.5%)  25 (24.5%)  Concomitant Use of NSBBs n (%)  2 (6.3%)  2 (5.4%)  3 (9.4%)  7 (6.9%)  Concomitant Use of Statins n (%)  8 (25.0%)  14 (37.8%)  16 (50%)  38 (37.6%)  Concomitant Use of ACE Inhibitors n (%)  4 (12.5%)  12 (32.4%)  11 (34.4%)  28 (27.5%)  Concomitant medication Use U.S. vs Ex- U.S.- Per Protocol  24

 Key Takeaways   Belapectin 2 mg/kg significantly reduced the incidence of new esophageal varices at 18 months in patients with MASH cirrhosis and portal hypertension  Categorical changes in LSM mirror the higher incidence of new varices in the placebo compared to the 2 mg cohort.  These findings validate prior favorable observations from the GT-026 trial.  Favorable safety profile with adverse events, serious adverse events, and discontinuation rates comparable to placebo.  Belapectin has the potential to address the critical unmet need of patients with MASH cirrhosis and portal hypertension  25  01  02  03  04  05

 Thank you!